1 PROJECT AMPER - AMÉRICA Acquisition of eLandia International, Inc. (USA) Communication to Analysts and Investors Exhibit 99.1 July 2010

Safe Harbor
This presentation and other statements to be made by Amper contain certain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act, including but not limited to statements relating to projections and estimates of earnings, revenue, cost-savings, expenses, or other financial items; statements of management’s plans, strategies, and objectives for future operations, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry, or market conditions or performance.  Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project, “ ”estimate”, and “conditional verbs such as “may,”
“could,” and “would,” and other similar expressions.  Such forward-looking statements reflect management’s current expectations, beliefs, estimates, and projections regarding Amper, its industry and future events, and are based upon certain assumptions made by management.
These forward-looking statements are not guarantees of future performance and necessarily are subject to risks, uncertainties, and other factors
(many of which are outside the control of Amper) that could cause actual results to differ materially from those anticipated.  These risks and uncertainties include the satisfaction of closing conditions for the transaction, including obtaining regulatory approvals; the satisfaction of the financial assumptions identified in this press release; the possibility that the transaction will not be completed; our ability to successfully integrate the operations of eLandia; general industry conditions and competition; and business and economic conditions.  More information about potential risk, uncertainties and other are included in eLandia’s filings with the U.S. Securities and Exchange Commission.  In light of these risks and uncertainties, any forward-looking statements may not prove to be accurate.  Accordingly, you should not place undue reliance on any forward-
looking statements, which only reflect the views of our management as of the date of this press release.  We undertake no obligation and do not intend to update, revise or otherwise publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of any unanticipated events.

The content of this presentation is the result of work performed by Amper for its analysis on the integration of eLandia and Medidata, working on the development and execution of this transaction with the technical support of the Corporate Finance department of KPMG Asesores, S.L., as financial advisors.  To reach the conclusions contained in this document, they have used as a base information provided by:
Management team of Elandia International Inc.
Management team of Medidata
Commercial Due Diligence performed by Amper
Financial, Legal, Labor, and Tax Due Diligence performed by KPMG y KPMG Abogados, S.L.
Introduction/Disclaimers

The purchase of US based eLandia International Inc. by Amper represents an opportunity to acquire a $190 million USD (2010 estimate) business, which is complementary to the existing
Amper business and provides a platform for growth in 17 emerging markets throughout Latin
America and the South Pacific.
The combination of eLandia and Amper Brazil creates the regional leader in Latin America for networking integration and solutions available to the major private and public telecommunications service providers.
The acquisition fits clearly with Amper’s overall business strategy of expanding globally, growing topline revenue, and entry into high growth markets.
américa
Project Amper América: Summary of eLandia Group acquisition

Present in 14 emerging markets in Latin America
High potential for growth
Access to 16 service and communications providers and over 3,000 clients
Estimated, combined, pro forma revenue greater than $300MM USD
High potential for synergies
Complementary and experienced management teams
Able to leverage existing multi-national organization, structures and systems
Principal Cisco partner in the region (9% of Latin America quota)
Leader in the design and implementation of network integration and communications systems for both public and private communications providers throughout Latin America
Perfect fit with Amper’s multi-national strategy
The acquisition of eLandia creates the regional leader of network integration and communications integration throughout Latin America
Medidata and eLandia’s complementary fit will allow the combined entity to become the leader in our sector in Latin America by having the most regional presence and the most complete offering of products and services

eLandia is a multi-national company well poised to achieve revenue growth and profit…
Source: Elandia
Historical growth rate
Revenue ($ m)
70
117
161
174
67.1%
37.6%
8.1%
2006 2007 2008 2009
eLandia has two major businesses: Desca
(network integration) (91%) in Latin America;
and the South Pacific (telecommunications)
(9%)
* Telecommunications include: mobile, cable,
undersea cable) in American Samoa and
other countries
pro forma (does not include discontinued operations)

EBITDA 2009 = <$14,817>
Reduction at the business unit level of $5 to $6MM
Non-recurring Venezuela expenses $6.5 to $7MM
EBITDA 2009 = <$23.8MM>
One-time adjustments of $4.5 to $5.5MM
Reduction of corporate expenses of  $4.5 to $5MM
Amount in (m) US $
Source: Elandia
Severance
One-time legal expenses
One-time obsolescence charge
One-time expenses for cable and TV
cable
Personnel reduction
Reduction in Audit and Consulting expenses
Reduction in investor relations
… subsequent to undergoing a major restructuring in 2009
Personnel reduction
Reduction other operating expenses
Sale of a South Pacific asset
Reduction of 300 personnel (25% of
workforce)
Changes in SWAP rate
CADIVI expenses and taxes
Accounting adjustments

1st QTR,
30.9
1st QTR,
38.5
Full Year,
173.5
Full Year*; 190
2009 2010e
Q1 2010 has shown significant improvement when compared
to Q1 2009…
Source: Elandia
Q1 2009
Q1 2010
Revenues
30.9 38.5 24.6%
EBITDA
(5.3) (0.2) 96.2%
EBIT
(19.8) (2.5) 87.4%
Net Loss
(21.3) (3.2) 85.0%
Workforce
1,235 850
2009 – 2010
Amount in (m) US $
* Forecast
2 QTR,
25.4
2 QTR,
34 to 36
Quarter over quarter revenue growth
Significant improvement H1 2010 over H1 2009
EBITDA improvement partly due to opex restructuring
Well poised to meet its 2010 revenue objectives
pro forma (2009 does not include discontinued operations)
Sales Seasonality
nd
nd

Service Providers ~ 50%
Banking ~ 22%
Government ~15%
Enterprise/Other 13%

SERVICE PROVIDER	BANKING	GOVERNMENT	ENTERPRISE

9 eLandia has a solid base of more than 3,000 clients, including 16 major telecommunications providers… Source: Elandia

… and a solid business with visibility to achieving its 2010 business objectives
Source: Elandia
(*) Projects in process which will be invoiced before the end of 2010
eLandia Group. June 2010. Amounts in (m) US $
As of June 2010, eLandia’s pipeline was over
$600MM USD
Revenue through June
2010 Backlog*
Pipeline Total 2010e
72 a 74
38
76-78
186-190
Seasonality
38%
32%
62%
68%
2007-
2009
2010e
1er
Sem
2 Sem

-23,8
EBITDA performance should continue to improve due to organic growth and improved operating margins…
Source: Elandia
Revenues
($ m)
EBITDA
($ m)
174
186-190
210-220
2009 2010e 2011e
2009 2010e 2011e
+ 10
+ 5
11.5%
9.2%
100%
pro forma (2009 does not include discontinued operations)

40,00%
30,00%
20,00%
10,00%
0,00%
-10,00%
-20,00%
-30,00%
-40,00%
25,0%
31,3%
-33,3%
8,2%
6,1%
7,7%
8,2%
2007
2008
2009
2010
2011
2012
2013
% growth of the market

% crecimiento
12,00%
10,00%
8,00%
6,00%
4,00%
2,00%
0,00%
9,1%
7,7%
4,3%
9,8%
10,3%
9,5%
2007
2008
2009
2010
2011
2012
2013
% crecimiento del mercado

… in line with the growth rates for the region (IDC)…
Source: International Data Corporation
Average growth estimate:
10-14:  7.6%
Average growth estimate
10-13:  9.5%
Growth in the Network
Integration Market
Growth in Technical
Outsourcing Support
Market

… the combined entity has the capability of achieving regional leadership position in the market
Products
and
services
offered
Geographic Coverage
Final Goal
Amper
América
eLandia
Medidata
Complete
Middle
Limited
Local
Multilocal
Regional

Participating in the expected overall regional
growth of Latin America
More than 3,000 clients / 16 providers
Focus on services offering (currently 30% of
revenues)
Gross margins are superior to Medidata (29%
eLandia and 24% Desca)  as a result of less
competitive markets as compared to Brazil
Operating expenses running at: (24% Elandia
and 20% Desca):
Excellent relationship with Cisco
Commercial force with vast training
Contributes commercial processes and
clients
Both companies have complementary business models and the potential to increase margins
Source: Elandia
eLandia (Desca) Medidata
Participating in the overall growth of the
Brazilian market
Less focused on services than eLandia (24% of
revenues) and maintenance of product /
services mix
Gross margins lower than eLandia (20%) due to
increased competitiveness and diffusion of
clients in Brazil
More efficient handling of operating expenses
(11%)
Contributes efficiency and products

70%
30%
76%
24%
Medidata
Services
Products
Medidata
Education
Maintenance and support services
Installation
23%
77%
43%
14%
44%
42%
53%
65%
33%
2%
Products and Services Mix
(2009)
Partner Distribution (2009)
Services (2009)
4%
Sun
Cisco
Otros
Medidata
Complementary mix of technology partners, products and services.
eLandia
Latam
eLandia
Latam
eLandia
Latam

Leveraging Amper’s technical capabilities and products to provide greater coverage of the market and clients in Latin America.
Network
integration
•Complex solutions
•Processes y
applications
Access
Equipment
•Products
•Efficient model
•Manufacturer alliances
Homeland
Security
•Products / services
•Experienced
•International alliances
AMPER
•
Access to 14 countries, 16
operators and 3,000 clients
•
eLandia’s commercial strength
•
Service regional leaders
•
Access to 126 providers
•
High growth potential for
adoption of high bandwidth in
Latin America
•
High demand for Homeland
Security products and services
•
Emergency control centers and
border controls
America opportunity

In 2011, the combined entity will have estimated revenues of $360MM
USD and EBITDA between $20 and $25MM USD...
14,1%
9,7%
31,23%
290
320-340
350-370
-17
16-18
20-25
Source: Amper y Elandia
Revenue
($ m)
EBITDA
($ m)
2009 2010e 2011e
2009 2010e 2011e

Key Concepts Effect on EBITDA 2011-2012
Revenue
Synergies
Accretive sales
5 Mill. US$
Cost
Synergies
Personnel
Financing costs (*)
Corporate expenses
6 Mill. US$
(*) Direct impact on net income
11  Mill. US $
TOTAL
Source: Amper, Elandia
Additionally, the combined entity could materialize into important synergies which is the objective of the 100 Day integration plan

In 2010 and 2011, the debt ratio could show significant improvement
Elandia 32,0
Medidata -5
Elandia+Medidata
27,0 12
2010 2011
Elandia 6,0
Medidata 11,0
Elandia+Medidata
17 24
Net Debt
EBITDA
estimate(**)
Debt Ratio
1.6x -0.5x
Amounts in (m) US $

In summary, the transaction makes great strategic, financial and operating sense for Amper
Strategic •Increase in scale
•Globalization
•Client base
• +50%
• 14 countries (dollar Int. De 35% a 50%)
• 3,000 (16 service providers)
Financial •Fundamentals
•Synergies
•Debt
• EBITDA 2011 (e): $20-$25 million
• 10 -11 million $  2011-2012
•Net debt / EBITDA (2011 e) < 0.5x
Operational •Products mix
•Business Integration
•Management team
•Complementary
•100 Day Plan
•Highly qualified

This document contains statements about future intentions, expectations or predictions of the Company or its management as of the date created, which relate to various aspects, including, the growth of different business lines and the global business, the market share, the Company’s results and other aspects of the activity and status of the same.
Analysts and investors should be aware that such intentions, expectations or estimates do not imply any guarantees about what will be the behavior and future performance of the Company and assume risks and uncertainties regarding relevant aspects, so that the results and the actual future behavior of the Company may differ materially from what is derived from these forecasts and estimates.
The information given in this statement should be taken into account by all persons or entities who may have to make decisions, prepare or disseminate opinions regarding securities issued by the Company and, in particular, by the analysts who review this document. All are invited to consult the documentation and public information communicated or filed by the Company before the National Securities Market.
The financial information contained in this document has been prepared under International Financial Reporting
Standards (IFRS). This financial information has not been audited and, accordingly, is susceptible to potential future modifications.
This document is not an offer or invitation to investors to buy or subscribe shares of any kind and, in no way, constitutes the basis of any document or commitment.

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